UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue
Suite 2300, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On June 1, 2021, the Board of Directors of Zix Corporation (“Zix” or the “Company”) appointed Shirley Devlin-Lebow to the position of Chief Accounting Officer of Zix.

Ms. Devlin-Lebow, age 47, served as Vice President of Accounting at RealPage, Inc. from September 2018 through May 2021. Prior to joining RealPage, she served as Director of Financial Reporting and Technical Accounting at Forterra, Inc. from March 2015 to July 2018 and as Director of Technical Accounting at Weatherford International, plc from February 2014 to March 2015. Ms. Devlin-Lebow holds a Bachelor of Business Administration in Accounting and a Master of Science in Accounting from Texas A&M University. She is also a certified public accountant in the State of Texas.

Ms. Devlin-Lebow’s annual base salary will be $220,000 and her annual incentive bonus target under Zix’s 2021 Variable Compensation Plan will be $55,000. In addition, Ms. Devlin-Lebow will be granted 25,000 restricted shares of Company Common Stock. The restricted shares will vest in equal annual increments over four years, subject to Ms. Devlin-Lebow’s continued employment through the applicable vesting dates.

In connection with Ms. Devlin-Lebow’s appointment, Zix and Ms. Devlin-Lebow entered into an Indemnity Agreement, effective as of June 1, 2021 (the “Indemnity Agreement”). Under the Indemnity Agreement, which is based on the form entered into by Zix with its other officers, Ms. Devlin-Lebow is entitled, to the fullest extent permitted by applicable law, to be indemnified by, and to receive advancement of certain expenses from, Zix in connection with certain claims and causes of action that could be asserted against her as a result of her status as an officer of Zix.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021	ZIX CORPORATION

	By:	/s/ Noah Webster
	Name:	Noah Webster
	Title:	Chief Legal Officer